                                                                      EXHIBIT 99


[CHESAPEAKE LOGO]                                                   NEWS RELEASE


                                                   CHESAPEAKE ENERGY CORPORATION
                                                                 P. O. Box 18496
                                                         Oklahoma City, OK 73154

FOR IMMEDIATE RELEASE
APRIL 16, 2001

                                    CONTACT:

MARC ROWLAND                                                      TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                   SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                                CORPORATE DEVELOPMENT
(405) 879-9232                                                    (405) 879-9257
--------------------------------------------------------------------------------

CHESAPEAKE ENERGY CORPORATION ANNOUNCES UPDATED OUTLOOK AND 1Q 2001 EARNINGS RELEASE AND CONFERENCE CALL DATE

OKLAHOMA CITY, OK, APRIL 16, 2001 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its first quarter 2001 earnings release to be issued after the close of trading on the New York Stock Exchange on Thursday, April 26, 2001.

A conference call is scheduled for Friday morning, April 27, 2001 at 8:00 am CDT to discuss the release. The telephone number to access the conference call is 913.981.4911.

For those unable to participate in the conference call, a replay will be available for audio playback at 11:00 am CDT on April 27, 2001, and will run through midnight Thursday, May 10, 2001. The number to access the conference call replay is 719.457.0820; passcode for the replay is 709290.

The conference call will also be simulcast live on the internet and can be accessed either by going directly to the Chesapeake website at www.chkenergy.com and selecting "Shareholder Information", or by going directly to www.Vcall.com. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for approximately ninety days thereafter.

The company also has scheduled the internet webcast of its presentation at the Independent Petroleum Association of America conference on Thursday, April 19, 2001 at 3:30 pm EDT. Interested parties may also access that simulcast by visiting our website and selecting "Shareholder Information".

Chesapeake Energy Corporation is among the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.

                          CHESAPEAKE ENERGY CORPORATION
                                     OUTLOOK

                                 APRIL 16, 2001

QUARTERS ENDING MARCH 31 AND JUNE 30, 2001; YEARS ENDING DECEMBER 31, 2001 AND 2002.

We have adopted a policy of providing investors with guidance on certain factors that affect our future financial performance. As of April 16, 2001, we are using the following key operating assumptions in our projections for the first two quarters of 2001 and full years 2001 and 2002. Please note that our outlook now incorporates earnings per share estimates. The key operating assumptions for 2001 include the completion of the merger with Gothic Energy Corporation which occurred on January 16, 2001.

                                                     Quarter Ending      Quarter Ending        Year Ending         Year Ending
                                                     March 31, 2001       June 30, 2001     December 31, 2001   December 31, 2002
                                                     --------------      --------------     -----------------   -----------------
ESTIMATED PRODUCTION
  Oil - Mbo                                            600 - 675            700 - 750         2,750 - 3,250       3,000 - 3,500
  Gas - Bcf                                             35 - 36              34 -36             154 - 160           162 - 168
  Gas Equivalent-Bcfe                                  38.5 - 40            38.5 - 41           170 - 180           183 - 187
ESTIMATED NYMEX PRICES
  Oil - $/Bo                                             $28.73              $25.00               $25.43              $23.00
  Gas - $/Mcf                                            $7.05                $5.12               $5.61               $4.19
ESTIMATED DIFFERENTIALS TO NYMEX PRICES
  Oil - $/Bo                                             -$0.80              -$0.80               -$0.80              -$0.80
  Gas - $/Mcf                                            -$0.50              -$0.40               -$0.40              -$0.35
ESTIMATED HEDGING EFFECTS (BASED ON EXPECTED
NYMEX PRICES ABOVE)
  Oil - $/Bo                                             +$0.89              +$3.24               +$2.80              +$0.47
  Gas - $/Mcf                                            -$0.89              -$0.09               -$0.18              +$0.32
ESTIMATED REALIZED PRICES (INCLUDES HEDGING)
  Oil - $/Bo                                             $29.28              $27.44               $27.38              $22.67
  Gas - $/Mcf                                            $5.60                $4.63               $4.97               $4.16
  Gas Equivalent - $/Mcfe                                $5.53                $4.62               $4.92               $4.11
OPERATING COSTS PER Mcfe
  Production expense                                  $0.45 - 0.50        $0.45 - 0.50         $0.45 - 0.50        $0.45 - 0.50
  Production taxes (6.5% of O&G revenues)             $0.38 - 0.42        $0.28 - 0.32         $0.32 - 0.35        $0.23 - 0.27
  General and administrative                          $0.09 - 0.11        $0.09 - 0.11         $0.10 - 0.11        $0.09 - 0.11
  DD&A - oil and gas                                  $0.90 - 0.93        $0.96 - 0.99         $1.00 - 1.06        $1.08 - 1.12
  Depreciation of other assets                        $0.05 - 0.06        $0.05 - 0.06         $0.05 - 0.06        $0.05 - 0.06
  Interest expense                                    $0.66 - 0.70        $0.74 - 0.78         $0.58 - 0.62        $0.45 - 0.49
OTHER INCOME AND EXPENSE PER Mcfe(2)(3)
  Marketing gross profit                              $0.02 - 0.04        $0.02 - 0.04         $0.02 - 0.04        $0.02 - 0.04
  Other income                                        $0.01 - 0.03        $0.01 - 0.03         $0.01 - 0.05        $0.01 - 0.05
BOOK TAX RATE - PRIMARILY DEFERRED                      35 - 40%            35 - 40%             35 - 40%            35 - 40%
EQUIVALENT SHARES OUTSTANDING
  Basic                                                157,500 m            162,200 m           162,500 m           166,000 m
  Diluted                                              170,800 m            170,800 m           171,000 m           173,000 m
  Earnings per share-fully diluted                    $0.40 - 0.42       $0.27 - 0.29(3)     $1.43 - 1.48(3)       $1.10 - 1.15

CAPITAL EXPENDITURES:
  Drilling                                         $75,000 - $80,000m   $78,000 - $82,000m      $300,000 -          $315,000 -
                                                                                                $325,000m           $345,000m
SENSITIVITY TO PRICE CHANGE - FOR EACH
$1.00/bbl
  PV 10%                                               $15 mm(1)            $15 mm(1)           $15 mm(1)           $15 mm(1)
  Cash flow from operations                            $0.7 mm(1)          $0.7 mm(1)       $2.5 - $3.0 mm(1)   $2.5 - $3.0 mm(1)
SENSITIVITY TO PRICE CHANGE - FOR EACH
$0.10/mcf
  PV 10%                                                 $72 mm              $72 mm               $72 mm              $72 mm
  Cash flow from operations                             $4.0 mm              $4.0 mm           $15 - $16 mm        $15 - $16 mm

----------
1)   Current reserves inclusive of Gothic reserves.

2) Does not include non-recurring charges of an estimated $3.4 million (pre-tax) related to the Gothic acquisition in quarter ended 3/31/01.

3) Does not include an anticipated extraordinary charge of $44 mm (after-tax) related to early debt extinguishment in quarter ended 6/30/01.

COMMODITY HEDGING ACTIVITIES

Periodically the Company utilizes hedging strategies to hedge the price of a portion of its future oil and gas production. These strategies include:

     (i) swap arrangements that establish an index-related price above which the Company pays the counterparty and below which the Company is paid by the counterparty,

     (ii) the purchase of index-related puts that provide for a "floor" price below which the counterparty pays the Company the amount by which the price of the commodity is below the contracted floor,

     (iii) the sale of index-related calls that provide for a "ceiling" price above which the Company pays the counterparty the amount by which the price of the commodity is above the contracted ceiling,

     (iv) basis protection swaps, which are arrangements that guarantee the price differential of oil or gas from a specified delivery point or points, and

     (v) collar arrangements that establish an index-related price below which the counterparty pays the Company and a separate index-related price above which the Company pays the counterparty.

Commodity markets are volatile, and as a result, Chesapeake's hedging activity is dynamic. As market conditions warrant, the Company may elect to settle a hedging transaction prior to its scheduled maturity date and, as a result, realize a gain or loss on the transaction.

Results from commodity hedging transactions are reflected in oil and gas sales to the extent related to the Company's oil and gas production. The Company only enters into commodity hedging transactions related to the Company's oil and gas production volumes or CEMI's physical purchase or sale commitments. Gains or losses on crude oil and natural gas hedging transactions are recognized as price adjustments in the months of related production.

The Company has entered into the following "no-cost" natural gas collar transactions:

                                                                Estimated             NYMEX-Index             NYMEX-Index
                                         Monthly                  % of                Floor Price            Ceiling Price
                                     Volume (mmbtu)            Production             (per mmbtu)             (per mmbtu)
                                  ----------------------     ----------------     --------------------     -------------------
       2001
       ----
       April                            1,800,000              15%                       $4.00                  $6.08
       May                              1,860,000              16%                        4.00                   6.08
       June                             2,400,000              19%                        4.25                   6.26
       July                             2,480,000              19%                        4.25                   6.26
       August                           2,480,000              19%                        4.25                   6.26
       September                        2,400,000              18%                        4.25                   6.26
       October                          1,860,000              13%                        4.00                   6.08
       November                         1,800,000              13%                        4.00                   6.08
       December                         1,860,000              13%                        4.00                   6.08
                                      -----------             ---                        -----                  -----
       Totals/Averages                 18,940,000              16%                       $4.11                  $6.16
                                      ===========             ===                        =====                  =====

       2002
       ----
       January                            620,000               5%                       $4.00                  $5.75
       February                           560,000               5%                        4.00                   5.75
       March                              620,000               4%                        4.00                   5.75
       April                            1,200,000               9%                        4.00                   5.38
       May                              1,240,000               9%                        4.00                   5.38
       June                             1,200,000               9%                        4.00                   5.38
       July                             1,240,000               9%                        4.00                   5.38
       August                           1,240,000               9%                        4.00                   5.38
       September                        1,200,000               9%                        4.00                   5.38
       October                          1,240,000               9%                        4.00                   5.38
       November                           600,000               5%                        4.00                   5.75
       December                           620,000               4%                        4.00                   5.75
                                      -----------             ---                         ----                   ----
       Totals/Averages                 11,580,000               7%                       $4.00                  $5.53
                                       ==========             ===                        =====                  =====

The Company has entered into the following natural gas swap arrangements:

                                                                                                                        NYMEX-
                                                                                         Monthly        Estimated        Index
                                                                                         Volume           % of        Strike Price
                                      Months                                             (MMBtu)       Production      (per MMBtu)
                                      ------                                           -------------   -----------    -----------
January 2001.....................................................................          4,960,000       40%            $6.03
February 2001....................................................................          5,320,000       49%             6.12
March 2001.......................................................................          4,650,000       36%             5.11
April 2001.......................................................................          5,400,000       46%             4.84
May 2001(1)......................................................................          8,060,000       69%             4.97
June 2001(1).....................................................................          6,600,000       53%             5.04
July 2001(1).....................................................................          6,820,000       51%             5.05
August 2001(1)...................................................................          6,820,000       51%             5.05
September 2001(1)................................................................          6,600,000       50%             5.02
October 2001(1)..................................................................          4,340,000       31%             5.58
November 2001(1).................................................................          4,200,000       30%             5.90
December 2001(1).................................................................          4,340,000       30%             6.01
January 2002 (1) ................................................................          4,650,000       34%             5.98
February 2002 (1) ...............................................................          4,200,000       33%             5.78
March 2002 (1) ..................................................................          4,650,000       33%             5.43
April 2002 (1) ..................................................................          5,700,000       42%             4.85
May 2002 (1) ....................................................................          5,890,000       42%             4.81
June 2002 (1) ...................................................................          5,700,000       42%             4.80
July 2002 (1) ...................................................................          5,890,000       42%             4.81
August 2002 (1) .................................................................          5,890,000       42%             4.81
September 2002 (1) ..............................................................          5,700,000       42%             4.81
October 2002 (1) ................................................................          5,890,000       42%             4.80
November 2002 (1) ...............................................................          2,100,000       16%             4.97
December 2002 (1) ...............................................................          2,170,000       15%             5.06
                                                                                        ------------      ---             -----
Totals/Averages (2001 & 2002 combined) ..........................................        126,540,000       35%             5.23
                                                                                        ============      ===             =====


(1) Cap swap - limits payment by counter party to $1.00-$1.50/mmbtu.

The Company has entered into crude oil swap arrangements designed to hedge 5,000 barrels per day at a NYMEX Index strike price of $29.76 per barrel in January through December 2001, and 10,000 barrels per month at an average price of $29.12 per barrel.


The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Chesapeake Energy Corporation's business and prospects, are subject to a number of risks, including production variances from expectations, uncertainties about estimates of reserves, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, environmental risks, drilling and operating risks, risks related to exploratory and developmental drilling, competition, government regulation, and the ability of the company to implement its business strategy. These and other risks are described in the company's documents and reports that are available from the United States Securities and Exchange Commission, including those discussed under Risk Factors in the report filed on Form 10-K for the year ended December 31, 2000.

Chesapeake Energy Corporation is among the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.